SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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        Date of Report (Date of earliest event reported): October 5, 2006


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


        Tennessee                    0-5905                   62-0156300
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 (State of incorporation)     (Commission File No.)          (IRS Employer
                                                          Identification No.)



               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01.   Entry into a Material Definitive Agreement.
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             On October 5, 2006, Chattem, Inc. (the "Company") entered into an
Asset Purchase Agreement (the "Agreement") among the Company, Johnson & Johnson and Pfizer Inc., pursuant to which the Company has agreed to acquire the United States rights to certain brands currently owned by Johnson & Johnson and the consumer healthcare business of Pfizer Inc., including ACT(R), Unisom(R), Cortizone, Kaopectate(R) and Balmex(R). The Company agreed to pay $410 million in cash for the brands and assume certain obligations related to such brands. The transaction is subject to review and approval by the Federal Trade Commission and certain closing conditions, including the acquisition by Johnson & Johnson of the consumer healthcare business of Pfizer Inc., which is expected to close by the end of 2006.

             In connection with the transactions contemplated by the Agreement, on October 5, 2006, the Company received a commitment (the "Commitment") from Bank of America, N.A. (the "Bank") and Banc of America Securities LLC ("BAS"), pursuant to which the Bank has committed to lend $425 million to the Company under a new term loan facility (the "Term Facility") to fund the acquisition, and BAS has agreed to serve as the lead arranger in connection with the Term Facility. In addition, BAS has agreed to structure and arrange a fourth amendment to the Company's existing revolving credit facility.

             A copy of the press release issued in connection with the transactions contemplated by the Agreement is attached as Exhibit 99.1 and is incorporated by reference herein.


Item 9.01.   Financial Statements and Exhibits.
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             (d)   Exhibits:

                   99.1    Press Release dated October 6, 2006


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                                   SIGNATURES
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             Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 6, 2006                          CHATTEM, INC.


                                         By: /s/ Theodore K. Whitfield, Jr.
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                                             Theodore K. Whitfield, Jr.
                                             Vice President and General Counsel


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                                  EXHIBIT INDEX
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Exhibit No.          Exhibit Description
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99.1                 Press Release dated October 6, 2006